                                2,500,000 SHARES
                                  COMMON STOCK
                                ($.01 PAR VALUE)

                          AGREEMENT AMONG UNDERWRITERS


                                                      ____________________, 1997

A.G. Edwards & Sons, Inc.
Ferris, Baker Watts, Incorporated
         As Representatives of the Several Underwriters
         One North Jefferson Avenue
         St. Louis, Missouri 63103

         1. UNDERWRITING AGREEMENT. We understand that Advanced Communication Systems, Inc., a Delaware corporation (the "Company"), and certain shareholders of the Company (the "Selling Shareholders"), propose to enter into an underwriting agreement in substantially the form attached (the "Underwriting Agreement") with you and other prospective underwriters (including us) (collectively, the "Underwriters") providing for the several purchase by the Underwriters (a) from the Company of 1,850,000 shares of its Common Stock, $.01 par value, and (b) from the Selling Shareholders of 650,000 shares of Common Stock, $.01 par value, of the Company upon the terms stated in the Underwriting Agreement (such 2,500,000 shares of Common Stock are herein referred to as the "Firm Shares"), in which we will agree in accordance with the terms thereof to purchase the number of Firm Shares set forth opposite our name in Schedule II thereto. In addition, the Company and the Selling Shareholders propose to grant to the Underwriters, upon the terms stated in the Underwriting Agreement, the right to purchase up to an additional 375,000 shares of Common Stock (the "Option Shares"), identical to the Firm Shares, for the sole purpose of covering over-allotments in the sale of the Firm Shares.
We will agree in accordance with the terms of the Underwriting Agreement to purchase our proportionate share of the Option Shares which you determine to be purchased. The Firm Shares and the Option Shares are collectively referred to herein as the "Shares."

         2. REGISTRATION STATEMENT AND PROSPECTUS. The Shares are more particularly described in a registration statement (Registration No. 333-___) filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). Amendments to such registration statement have been or are being filed, or a form of prospectus is being filed pursuant to Rule 424(b) and Rule 430A under the Act, or a Term Sheet or Abbreviated Term Sheet is being filed pursuant to Rule 424(b)(7) under the Act, in which, with our consent hereby confirmed, we have been named as one of the Underwriters of the

Shares. A copy of the registration statement as filed and a copy of each amendment as filed (excluding exhibits) have heretofore been delivered to us. We confirm that we have examined the registration statement, including amendments thereto, relating to the Shares, as filed with the Commission, that we are willing to accept the responsibilities of an Underwriter under the Act in respect of the registration statement, and we are willing to proceed with a public offering of the Shares in the manner contemplated therein. The registration statement and the related prospectus may be further amended, but no such amendment or change shall release or affect our obligations hereunder or under the Underwriting Agreement. As used herein, the terms "Registration Statement," "Prospectus," "Preliminary Prospectus," "Term Sheet" and "Abbreviated Term Sheet" shall have the same meanings as specified in the Underwriting Agreement.

         3. AUTHORITY OF A.G. EDWARDS & SONS, INC. AND FERRIS, BAKER WATTS, INC. We hereby authorize you, acting on our behalf, as our representatives (a) to complete, execute, and deliver the Underwriting Agreement, to determine the public offering price of the Shares and the underwriting discount with respect thereto and to make such variations, if any, as in your judgment are appropriate and are not material, provided that the respective amount of Shares set forth opposite our name in Schedule II thereto shall not be increased without our consent, except as provided herein or in the Underwriting Agreement, (b) to waive performance or satisfaction by the Company or by the Selling Shareholders of obligations or conditions included in the Underwriting Agreement if in your judgment such waiver will not have a material adverse effect upon the interests of the Underwriters, and (c) to take such actions as in your discretion may be necessary or advisable to carry out the Underwriting Agreement, this Agreement, and the transactions for the accounts of the several Underwriters contemplated thereby and hereby. We also authorize you to determine all matters relating to the public advertisement of the Shares.

         4. PUBLIC OFFERING. We authorize you, with respect to any Shares which we so agree to purchase, to reserve for sale, and on our behalf to sell, to dealers selected by you (including you or any of the other Underwriters, such dealers so selected being hereinafter called "Selected Dealers") and to others all or part of our Shares as you may determine. Reservations for sales to persons other than Selected Dealers shall be as nearly as practicable in proportion to the respective underwriting obligations of the Underwriters, unless you agree to a smaller proportion at the request of an Underwriter. Reservations for sales to Selected Dealers need not be in such proportion. All sales of reserved Shares shall be as nearly as practicable in proportion to the respective reservations as calculated from day to day.

         In your discretion, from time to time, you may add to the reserved Shares any Shares retained by us remaining unsold, and you may upon our request release to us any of our Shares reserved but not sold. Any Shares so released shall not thereafter be deemed to have been reserved. Upon termination of this Agreement, or prior thereto at your discretion, you shall deliver to our account any of our Shares reserved but not sold and delivered, except that if the aggregate of all reserved but unsold and undelivered Shares is less than 200,000 Shares, you are authorized to sell such Shares for the accounts of the several Underwriters at such price or prices as you may determine.

         Sales of reserved Shares shall be made to Selected Dealers at the public offering price less the Selected Dealers' Concession pursuant to the Selected Dealer Agreement in substantially the form attached hereto, and to others at the public offering price. Underwriters and Selected Dealers may reallow a concession to other dealers as set forth in the Selected Dealer Agreement.

         After advice from you that the Shares are released for sale to the public, we will offer to the public in conformity with the terms of the offering set forth in the Prospectus such of our Shares as you advise us are not reserved. We authorize you after the Shares are released for sale to the public, in your discretion, to change the public offering price of the Shares and the concession, and to buy Shares for our account from Selected Dealers at the public offering price less such amount not in excess of the Selected Dealers' Concession as you may determine.

         Sales of Shares between Underwriters may be made with your prior consent, or as you deem advisable for blue sky purposes.

         We agree that we will not sell to any accounts over which we exercise discretionary authority any Shares which we have agreed to purchase under the Underwriting Agreement.

         5. ADDITIONAL PROVISIONS REGARDING SALES. You may, in your discretion, charge our account with an amount equal to the Selected Dealers' Concession in respect of each Share purchased under the Underwriting Agreement by you and not sold by you for our account (and each Share which you believe has been substituted therefor) which may be delivered against a purchase contract made by you for our account prior to the later of (a) the termination of all of the provisions referred to in Section 10 hereof or (b) the covering by you of any short position created by you for our account, or in lieu of such charge, require us to repurchase on demand at the total cost thereof (including commissions), plus transfer taxes, any such Share so delivered.

         6. PAYMENT AND DELIVERY. At or before 9:00 a.m., New York City time, on the Closing Date (as defined in the Underwriting Agreement) and on each Option Closing Date (as defined in the Underwriting Agreement), we will deliver to you at your office at 77 Water Street, New York, New York, a certified or bank cashiers' check payable to your order, in clearing house funds, in the amount equal to the initial offering price set forth in the Prospectus less the Selected Dealers' Concession in respect of the number of Firm Shares or Option Shares, as the case may be, to be purchased by us pursuant to the Underwriting Agreement. We authorize you for our account to make payment of the purchase price for the Shares to be purchased by us against delivery to you of such Shares, and the difference between such price and the amount of our check delivered to you therefor shall be credited to our account. Unless we notify you at least two full business days prior to such Closing Date to make other arrangements, you may, in your discretion, advise the Company and the Selling Shareholders to prepare our certificates in our name. If you have not received our funds as requested, you may in your discretion make such payment on our behalf, in which event we will reimburse you promptly. Any such payment by you shall not relieve us from any of our obligations hereunder or under the Underwriting Agreement.

         We authorize you for our account to accept delivery of our Shares from the Company and the Selling Shareholders and to hold such of our Shares as you have reserved for sale to Selected Dealers and others and to deliver such Shares against such sales. You will deliver to us our unreserved Shares as promptly as practicable.

         Notwithstanding the foregoing provisions of this Section 6, if you so notify us, payment for and delivery of our Shares may be made through the facilities of The Depository Trust Company, if we are a member, unless we have otherwise notified you prior to a date to be specified by you, or, if we are not a member, settlement may be made through a correspondent who is a member pursuant to instructions we may send to you prior to such specified date.

         As promptly as practicable after you receive payment for reserved Shares sold for our account, you will remit to us the purchase price paid by us for such Shares and credit or debit our account with the difference between the sale price and such purchase price.

         7. AUTHORITY TO BORROW. In connection with the transactions contemplated in the Underwriting Agreement or this Agreement, we authorize you, in your discretion, to advance your own funds for our account, charging current interest rates, to arrange loans for our account and in connection therewith to execute and deliver any notes or other instruments and hold or pledge as security any of our Shares or any Common Stock of the Company purchased for our account. Any lender may rely upon your instructions in all matters relating to any such loan.

         Any of our Shares and any Common Stock of the Company purchased for our account held by you may from time to time be delivered to us for carrying purposes, and any such securities will be delivered to you upon demand.

         8. STABILIZATION AND OTHER MATTERS. We authorize you in your discretion to make purchases and sales of the Common Stock of the Company for our account in the open market or otherwise, for long or short account, on such terms as you deem advisable and in arranging sales to over-allot. If you have purchased Common Stock for stabilizing purposes prior to the execution of this Agreement, such purchases shall be treated as having been made pursuant to the foregoing authorization. We also authorize you, either before or after the termination of the offering provisions of this Agreement, to cover any short position incurred pursuant to this Section on such terms as you deem advisable. All such purchases and sales and over-allotments shall be made for the accounts of the several Underwriters as nearly as practicable in proportion to their respective underwriting obligations. Our net commitment under this Section (excluding any commitment incurred under the Underwriting Agreement upon exercise of the right to purchase Option Shares) shall not, at the end of any business day, exceed 15% of our maximum underwriting obligation. We will on your demand take up and pay for at cost any Common Stock so purchased or sold or over-allotted for our account, and, if any other Underwriter defaults in its corresponding obligation, we will assume our proportionate share of such obligation without relieving the defaulting Underwriter from liability. We will be obligated in respect of purchases and sales made for our account hereunder whether or not any proposed purchase of the Shares from the Company and the Selling Shareholders is consummated. The existence of this provision is no assurance that the price of the Shares will be stabilized or that, if stabilizing is commenced, it may not be discontinued at any time.

         We agree to advise you, from time to time upon your request, during the term of this Agreement, of the number of Shares retained by us remaining unsold, and will, upon your request, sell to you for the accounts of one or more of the several Underwriters such number of such Shares as you may designate at such prices, not less than the net price to Selected Dealers nor more than the public offering price, as you may determine.

         If you effect any stabilizing purchase pursuant to this Section 8, you will notify us promptly of the date and time when the first stabilizing purchase was effected and the date and time when stabilizing was terminated. You will retain such information as is required to be retained by you as "Manager" pursuant to Rule 17a-2 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). We agree that we will not effect any stabilizing purchases without your express authorization, and, if any purchases are effected, we agree to furnish to you not later than three business days following the date upon which stabilization was commenced such information as is required under Rule 17a-2(d).

         With respect to the Underwriting Agreement, you are also authorized in your discretion (a) to exercise the option therein as to all or any part of the Option Shares, and to terminate such option in whole or in part prior to its expiration, (b) to postpone the Closing Date and the Option Closing Date referred to in the Underwriting Agreement, and any other time or date specified therein, (c) to exercise any right of cancellation or termination, (d) to arrange for the purchase by other persons (including yourselves or any other Underwriter) of any Shares not taken up by any defaulting Underwriter, and (e) to consent to such other changes in the Underwriting Agreement as in your judgment do not materially adversely affect the substance of our rights and obligations thereunder.

         We further agree that (a) prior to the termination of this Agreement we will not, directly or indirectly, bid for or purchase any Shares for our own account, except as provided in this Agreement and in the Underwriting Agreement, and (b) prior to the completion (as defined in Rule 10b-6 under the 1934 Act) of our participation in this distribution, we will otherwise comply with Rule 10b-6.

         9. ALLOCATION OF EXPENSES AND SETTLEMENT. We authorize you to charge our account with (a) all transfer taxes on Shares purchased by us pursuant to the Underwriting Agreement and sold by you for our account, (b) Selected Dealers' Concessions in connection with the purchase, marketing and sale of the Shares for our account, and (c) our proportionate share (based upon our underwriting obligation) of all other expenses incurred by you under this Agreement and in connection with the purchase, carrying, sale and distribution of the Shares. Your determination of the amount and allocation of such expenses shall be conclusive. In the event of the default of any Underwriter in carrying out its obligations hereunder, the expenses chargeable to such Underwriter pursuant to this Agreement and not paid by it, as well as any additional losses or expenses arising from such default, may be proportionately charged by you against the other Underwriters not so defaulting (including such other persons who purchase

Shares upon a default by an Underwriter pursuant to Section 11 hereof), without, however, relieving such defaulting Underwriter from its liability therefor.

         As soon as practicable after termination of this Agreement, the accounts hereunder will be settled, but you may reserve from distribution such amount as you deem necessary to cover possible additional expenses. You may at any time make partial distributions of credit balances or call for payment of debit balances. Any of our funds in your hands may be held with your general funds without accountability for interest. Notwithstanding the termination of this Agreement or any settlement, we will pay (a) our proportionate share (based on our underwriting obligation) of all expenses and liabilities which may be incurred by or for the accounts of the Underwriters, including any liability based on the claim that the Underwriters constitute an association, unincorporated business or other separate entity, and of any expenses incurred by you or any other Underwriter with your approval in contesting any such claim or liability, and (b) any transfer taxes paid after such settlement on account of any sale or transfer for our account.

         10. TERMINATION. The offering provisions of this Agreement shall terminate 30 days from the date hereof unless extended by you. You may extend said provisions for a period or periods not exceeding an additional 30 days in the aggregate, provided that the Selected Dealer Agreements, if any, are similarly extended. Whether extended or not, said provisions may be terminated in whole or in part by notice from you.

         11. DEFAULT BY UNDERWRITERS. Default by one or more Underwriters in respect of their obligations hereunder or under the Underwriting Agreement shall not release us from any of our obligations or in any way affect the liability of any defaulting Underwriter to the other Underwriters for damages resulting from such default. In case of such default by one or more Underwriters, you are authorized to increase, pro rata with other non-defaulting Underwriters, the number of Shares which we shall be obligated to purchase pursuant to the Underwriting Agreement, provided that the aggregate amount of all such increases for our account shall not exceed our pro rata share of 200,000 Shares; and you are further authorized to arrange, but shall not be obligated to arrange, for the purchase by other persons, who may include yourselves or other Underwriters, of all or a portion of any aggregate amount not taken up. In the event any such arrangements are made, the respective numbers of Shares to be purchased by the non-defaulting Underwriters and by any such other persons shall be taken as the basis for the underwriting obligations under this Agreement.

         12. POSITION OF A.G. EDWARDS & SONS, INC. AND FERRIS, BAKER WATTS, INC. Except as otherwise specifically provided in this Agreement, you shall have full authority to take such action as you may deem advisable in respect of all matters pertaining to the Underwriting Agreement and this Agreement and in connection with the purchase, carrying, sale, and distribution of the Shares (including authority to terminate the Underwriting Agreement as provided therein). You shall be under no liability to us for or in respect of the value of the Shares or the validity or the form thereof, the Registration Statement, any Preliminary Prospectus, the Prospectus, the Underwriting Agreement, or other instruments executed by the Company, the Selling Shareholders or others; or for or in respect of the issuance, transfer, or delivery of the Shares; or for the performance by the Company, the Selling Shareholders or others of any agreement on its or their part; nor shall you be liable under any of the provisions hereof or for any matters connected herewith, except for your own want of good faith, for obligations expressly assumed by you in this Agreement and for any liabilities imposed upon you by the Act. No obligations on your part shall be implied or inferred herefrom. Authority with respect to matters to be determined by you, or by you and the Company and/or the Selling Shareholders, pursuant to the Underwriting Agreement, shall survive the termination of this Agreement.

         In taking all actions hereunder, except in the performance of your own obligations hereunder and under the Underwriting Agreement, you shall act only as the representative of each of the Underwriters. The commitments and liabilities of each of the several Underwriters are several in accordance with their respective purchase obligations and are not joint or joint and several. Nothing contained herein shall constitute the Underwriters partners or render any of them liable to make payments otherwise than as herein provided. If for federal income tax purposes the Underwriters should be deemed to constitute a partnership, then each Underwriter elects to be excluded from the application of Subchapter K, Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended, and agrees not to take any position inconsistent with such election. Each Underwriter authorizes A.G. Edwards & Sons, Inc., in its discretion, on behalf of such Underwriter, to execute such evidence of such election as may be required by the Internal Revenue Service.

         13. COMPENSATION TO A.G. EDWARDS & SONS, INC. AND FERRIS, BAKER WATTS, INC. As compensation for your services in connection with the purchase of the Shares and the management of the public offering of the Shares, we agree to pay you and authorize you to charge our account with an amount equal to $____ per share of the Shares which we have agreed to purchase pursuant to the Underwriting Agreement.

         14. INDEMNIFICATION AND FUTURE CLAIMS. Each Underwriter, including you, agrees to indemnify, hold harmless and reimburse each other Underwriter and each person, if any, who controls any other Underwriter within the meaning of Section 15 of the Act, and any successor of any other Underwriter, to the extent that, and upon the terms upon which, each Underwriter will be obligated pursuant to the Underwriting Agreement to indemnify, hold harmless and reimburse the Company, its directors, officers, and controlling persons, and the Selling Shareholders therein specified.

         In the event that at any time any person other than an Underwriter asserts a claim against one or more of the Underwriters or against you as representatives of the Underwriters arising out of an alleged untrue statement or omission in the Registration Statement (or any amendment thereto) or in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or relating to any transaction contemplated by this Agreement, we authorize you to make such investigation, to retain such counsel for the Underwriters and to take such action in the defense of such claim as you may deem necessary or advisable. You may settle such claim with the approval of a majority in interest (based upon underwriting obligations) of the Underwriters. We will pay our proportionate share (based upon our underwriting obligation) of all expenses incurred by you (including the fees and expenses of counsel for the Underwriters) in investigating and defending against such claim and our proportionate share of the aggregate liability incurred by all underwriters in respect of such claim (after deducting any contribution or indemnification obtained pursuant to the Underwriting Agreement, or otherwise, from persons other than Underwriters), whether such liability is the result of a judgment against one or more of the Underwriters or the result of any such settlement. There shall be credited against any amount paid or payable by us pursuant to this paragraph any loss, damage, liability or expense which is incurred by us as a result of any such claim asserted against us, and if such loss, claim, damage, liability, or expense is incurred by us as a result of any such claim against us, and if such loss, claim, damage, liability, or expense is incurred by us subsequent to any payment by us pursuant to this paragraph, appropriate provision shall be made to effect such credit, by refund or otherwise. Any Underwriter may retain separate counsel at its own expense. A claim against or liability incurred by a person who controls an Underwriter shall be deemed to have been made against or incurred by such Underwriter. In the event of default by any Underwriter in respect of its obligations under this Section, the non-defaulting Underwriters shall be obligated to pay the full amount thereof in the proportions that their respective underwriting obligations bear to the underwriting obligations of all non-defaulting Underwriters, without relieving such defaulting Underwriter of its liability hereunder. Our agreements contained in this Section will remain in full force and effect regardless of any investigation made by or on behalf of such other Underwriter or controlling person and will survive the delivery of and payment for the Shares and the termination of this Agreement and the similar agreements entered into with the other Underwriters.

         15. BLUE SKY AND OTHER MATTERS. You will not have any responsibility with respect to the right of any Underwriter or other person to sell the Shares in any jurisdiction notwithstanding any information you may furnish in that connection. We authorize you to file a New York Further State Notice, if required, and to make and carry out on our behalf any agreements which you may deem necessary in order to procure registration or qualification of any of the Shares in any jurisdiction, and we will at your request make such payments, and furnish to you such information, as you may deem required by reason of any such agreements.

         We authorize you to file on behalf of the several Underwriters with the National Association of Securities Dealers, Inc. (the "NASD") such documents and information, if any, which are available or have been furnished to you for filing pursuant to the applicable rules, statements, and interpretations of the NASD.

         16. TITLE TO SHARES. The Shares purchased by the respective Underwriters shall remain the property of such Underwriters until sold and no title to any such Shares shall in any event pass to you by virtue of any of the provisions of this Agreement.

         17. CAPITAL REQUIREMENTS. We confirm that the incurrence by us of our obligations under this Agreement and under the Underwriting Agreement will not place us in violation of Rule 15c3-1 under the 1934 Act or of any applicable rules relating to capital requirements of any securities exchange or association to which we are subject.

         18. LIABILITY FOR FUTURE CLAIMS. Neither any statement by you of any credit or debit balance in our account nor any reservation from distribution to cover possible additional expenses relating to the Shares will constitute any representation by you as to the existence or nonexistence of possible unforeseen expenses or liabilities of or charges against the several Underwriters. Notwithstanding the distribution of any net credit balance to us, we will be and remain liable for, and will pay on demand, (a) our proportionate share (based upon our underwriting obligation) of all expenses and liabilities which may be incurred by or for the accounts of the Underwriters, including any liability which may be incurred by the Underwriters or any of them based on the claim that the Underwriters constitute an association, unincorporated business, partnership, or any separate entity, and
(b) any transfer taxes paid after such settlement on account of any sale or transfer for our account.

         19. ACKNOWLEDGMENT OF REGISTRATION STATEMENT, ETC. We hereby confirm that we have examined the Registration Statement (including any amendments or supplements thereto) and Prospectus relating to the Shares filed with the Commission, that we are willing to accept the responsibilities of an underwriter thereunder and that we are willing to proceed as therein contemplated. We confirm that we have authorized you to advise the Company on our behalf (a) as to the statements to be included in any Preliminary Prospectus and in the Prospectus (including any supplement thereto) relating to the Shares, insofar as they relate to us, and (b) that there is no information about us required to be stated in said Registration Statement or said Preliminary Prospectus or the Prospectus (including any supplement thereto) other than as set forth in the Underwriters' Questionnaire previously delivered by us to you and the Company. We understand that the aforementioned documents are subject to further change and that we will be supplied with copies of any amendment or amendments to the Registration Statement and of any amended Prospectus promptly, if and when received by you, but the making of such changes and amendments will not release us or affect our obligations hereunder or under the Underwriting Agreement.

         20. NOTICES AND GOVERNING LAW. Any notice from you to us shall be mailed, telephoned, or telegraphed to us at our address as set forth in the Underwriters' Questionnaire. Any notice from us to you shall be deemed to have been duly given if mailed, telephoned or telegraphed to you at One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Syndicate. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.

         21. OTHER PROVISIONS. We represent that we are actually engaged in the investment banking or securities business and that we are a member in good standing of the NASD or, if we are not such a member, that we are a foreign dealer not eligible for membership in the NASD and that we will not offer or sell any Shares in, or to persons who are nationals or residents of, the United States of America. In making sales of Shares, if we are such a member, we agree to comply with all applicable rules of the NASD, including, without limitation, the Interpretation of Rule 2110 of the NASD's Rules of Conduct with respect to Free-Riding and Withholding (IM-2110-1) and Rule 2740 of such Rules, or if we are a foreign dealer, we agree to comply with such Interpretation and Rules 2730, 2740 and 2750 of such Rules as though we were such a member, and with Rule 2420 as that Rule applies to a non- member broker or dealer in a foreign country.

We confirm that you have heretofore delivered to us such number of copies of the Prospectus as have been reasonably requested by us, and we further confirm that we have complied and will comply with Rule 15c2-8 under the 1934 Act concerning delivery of each Preliminary Prospectus and the Prospectus, and that we will furnish to persons who receive a confirmation of sale (i) a copy of the Prospectus filed pursuant to Rule 424(b) or Rule 424(c) under the Act or (ii) if a Term Sheet or Abbreviated Term Sheet is used, a copy of the Term Sheet or Abbreviated Term Sheet and the last Preliminary Prospectus filed with the Commission prior to the time the Registration Statement became effective. We are aware of our statutory responsibilities under the Act, and you are authorized on our behalf to so advise the Commission.

         22. COUNTERPARTS. This Agreement may be signed in any number of counterparts which, taken together, shall constitute one and the same instrument, and you may confirm the execution of such counterparts by facsimile signature.





                             -----------------------------------
                             As Attorney-in-Fact for each of the
                                      several Underwriters named in
                                              Schedule II to the Underwriting
                                                       Agreement



Confirmed as of the date first above written.



                             A.G. Edwards & Sons, Inc.,
                               As Representative of the Several
                               Underwriters



                             By:
                                ---------------------------------
                                Name:
                                Title:





                             Ferris, Baker Watts, Incorporated,
                               As Representative of the Several
                               Underwriters


                             By:
                                ---------------------------------
                                Name:
                                Title:

                      ADVANCED COMMUNICATION SYSTEMS, INC.

                                2,500,000 SHARES
                                  COMMON STOCK
                                ($.01 PAR VALUE)


                           SELECTED DEALER AGREEMENT


                                                        __________________, 1997


         Underwriters represented by us have severally agreed to purchase from the above-named company ("Company") and certain shareholders of the Company (the "Selling Shareholders") the above shares of Common Stock ("Shares"). The Shares are described in the enclosed Prospectus, the receipt of which you hereby acknowledge.

         1. OFFERING TO SELECTED DEALERS. The several Underwriters, acting through us, are severally offering part of the Shares for sale to certain dealers ("Selected Dealers"), as principals, subject to the terms and conditions stated herein and in the Prospectus, at the public offering price per Share set forth in the Prospectus, less the per Share concession set forth in the Prospectus (such concession hereinafter referred to as the "Selected Dealers' Concession"). Sales of Shares to you pursuant to such offering will be evidenced by our written confirmation and will be on such terms and conditions set forth therein and in the Prospectus. In purchasing Shares, you will rely upon no statement whatsoever, written or oral, other than statements in the Prospectus.

         2. REOFFERING BY SELECTED DEALERS. We are advising you by telegram of the method and terms of the offering. Acceptances of any reserved Shares received at the office of A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, after the time specified therefor in the telegram and any order for additional Shares will be subject to rejection in whole or in part. Subscription books may be closed by us at any time in our discretion without notice and the right is reserved to reject any subscription in whole or in part, but notification of allotments against and rejections of subscriptions will be made as promptly as practicable.

         We are advising you in such telegram of the release by us of the Shares being sold by the Underwriters for public offering and of the public offering price of the Shares. Upon receipt of such advice, the Shares thereafter purchased by you hereunder are to be offered by you to the public at the public offering price, subject to the terms thereof. You agree that in selling Shares purchased hereunder you will comply with the applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Except as herein otherwise provided, Shares shall not be offered or sold by you below the public offering price before the termination of this Agreement, except that a concession from such public offering price of not in excess of the per Share amount set forth in the Prospectus may be allowed to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by Rule 2740(c) of the Rules of Conduct of the National Association of Securities Dealers, Inc. ("NASD") and who are members in good standing of the NASD or foreign dealers, not eligible for membership in the NASD, who represent to you that they will promptly reoffer the Shares at the public offering price and will abide by the conditions with respect to foreign brokers and dealers set forth in the first paragraph of Section 4 hereof.

         It is assumed that Shares sold by you will be effectively placed for investment. If we contract for or purchase in the open market or otherwise for the account of any Underwriter any Shares sold to you and not effectively placed for investment, we may charge you the Selected Dealers' Concession originally allowed you on the Shares so repurchased, and you agree to pay such amount to us on demand. Shares so delivered to you against any such repurchase need not be the identical Shares originally purchased by you.

         You will advise us upon request of Shares purchased by you remaining unsold, and we shall have the right to repurchase such unsold Shares on demand at the public offering price less all or part of the Selected Dealers' Concession.

         3. PAYMENT AND DELIVERY. Payment for Shares purchased by you shall be made by you on such dates and at such places as we advise you, by certified or bank cashiers' check payable to the order of A.G. Edwards & Sons, Inc. in such clearing house funds as we advise, against delivery of such Shares. Delivery instructions must be in our hands at the office of A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri, 63103, at such time as we request. Notwithstanding such provisions, if we so notify you, payment for and delivery of Shares purchased by you hereunder may be made through the facilities of the Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in our telegram to you, or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.

         The above payment shall be made at the public offering price, or if we so advise you, at a net price equal to the public offering price less the Selected Dealers' Concession. If payment is made by you at the public offering price, the Selected Dealers' Concession payable to you hereunder shall be paid promptly after the termination of this Agreement (or on such earlier date as we may determine), except that such Concession may be withheld and cancelled, at our discretion, as to Shares which we have repurchased as set forth in the third paragraph of Section 2 hereof.

         4. POSITION OF SELECTED DEALERS AND UNDERWRITERS. You represent that you are actually engaged in the investment banking or securities business and that you are a member in good standing of the NASD or that you are a foreign dealer, not eligible for membership in the NASD, which agrees not to offer or sell any Shares in, or to persons who are nationals or residents of, the United States of America. In making sales of Shares, if you are such a member, you agree to comply with all applicable rules of the NASD, including, without limitation, the Interpretation of Rule 2110 of the NASD's Rules of Conduct with respect to Free-Riding and Withholding (IM-2110-1) and Rule 2740 of such Rules, or, if you are a foreign dealer, you agree to comply with such Interpretation and Rules 2730, 2740 and 2750 of such Rules as though you were such a member, and with Rule 2420 as that Rule applies to a non-member broker or dealer in a foreign country. You also confirm that you have complied and will comply with the prospectus delivery requirements of Rule 15c2-8 under the Securities Exchange Act of 1934, as amended, in accordance with your prior undertaking to do so, and that you will furnish to persons who receive a confirmation of sale a copy of the Prospectus.

         You are not authorized to give any information or make any representations other than as contained in the Prospectus, or to act as agent for any Underwriter or us. Nothing shall constitute the Selected Dealers an association, unincorporated business or other separate entity or partners with the several Underwriters, with us, or with each other, but you shall be liable for your proportionate share of any tax, liability or expense based on any claim to the contrary. Neither we nor any Underwriter shall be under any liability to you, except for obligations expressly assumed by us in this Agreement, and no obligations on our part shall be implied or inferred herefrom.

         5. BLUE SKY MATTERS. We will not have any responsibility with respect to the right of any dealer to sell the Shares in any jurisdiction, notwithstanding any information we may furnish in that connection. We have filed a New York Further State Notice, if required.

         6. NOTICES. All communications from you to us shall be addressed to A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Syndicate. Any notice from us to you shall be delivered, mailed or telegraphed to you at the address to which this letter is mailed.

         7. TERMINATION. This Agreement shall terminate 30 days after the date hereof unless extended by us for a period or periods not exceeding an additional 30 days in the aggregate, and, whether extended or not, may be terminated by us at any time. Such termination shall not affect your obligation to pay for any Shares purchased by you or any of the provisions of
Section 4 hereof.

         Please confirm your agreement hereto by signing the duplicate copy of this Agreement enclosed herewith and returning it to us at the address in
Section 6 above.


         A.G. Edwards & Sons, Inc.



         By:
            ------------------------------
            Authorized Signatory



         Ferris, Baker Watts, Incorporated



         By:
            ------------------------------
            Authorized Signatory

                                        ______________________, 1997



A.G. Edwards & Sons, Inc.
Ferris, Baker Watts, Incorporated
         as Representatives of the Several Underwriters
         One North Jefferson
         St. Louis, Missouri 63103


         We hereby confirm our order for Common Stock, $.01 par value, of Advanced Communication Systems, Inc. (the "Shares") for such number of Shares specified in our order and under the terms and conditions contained in your written confirmation of our purchase and the foregoing Agreement.

         We hereby confirm our agreement to all the terms and conditions stated in the foregoing Agreement. We acknowledge receipt of the Prospectus relating to the above Shares and we further state that in entering this order we have relied upon the Prospectus and no other statement whatsoever, written or oral. We confirm that we are actually engaged in the investment banking or securities business and are a member in good standing of the NASD or that we are a foreign dealer, not eligible for membership in the NASD, which agrees not to offer or sell any Shares in, or to persons who are nationals or residents of, the United States of America. We agree that in making sales of Shares, if we are such a member, we will comply with all applicable rules of the NASD, including, without limitation, the Interpretation of Rule 2110 of the NASD's Rules of Conduct with respect to Free-Riding and Withholding (IM-2110-1) and Rule 2740 of such Rules, or, if we are a foreign dealer, we will comply with such Interpretation and Rules 2730, 2740 and 2750 of such Rules as though we were such a member, and with Rule 2420 as that Rule applies to a non- member broker or dealer in a foreign country. Further, we confirm that we have complied and will comply with the prospectus delivery requirements of Rule 15c2-8 under the Securities Exchange Act of 1934, as amended, and that we will furnish to persons who receive a confirmation of sale a copy of the Prospectus.



                                    --------------------------------------
                                    (Please print or type name of firm)


                                    By:
                                       -----------------------------------
                                          (Authorized Representative)



Dated:                  , 1997
       -----------------

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97





                                2,500,000 SHARES
                                  COMMON STOCK
                                ($.01 PAR VALUE)

                             UNDERWRITING AGREEMENT


                                        _________________, 1997

A.G. Edwards & Sons, Inc.
Ferris, Baker Watts, Incorporated
                 As Representatives of the Several Underwriters
                          c/o A.G. Edwards & Sons, Inc.
                          One North Jefferson Avenue
                          St. Louis, Missouri 63103

                 The undersigned, Advanced Communication Systems, Inc., a Delaware corporation (the "Company") and the persons listed on Schedule I hereto (the "Selling Shareholders"), hereby address you as the representatives (the "Representatives") of each of the persons, firms and corporations listed on Schedule II hereto (collectively, the "Underwriters") and hereby confirm their agreement with the several Underwriters as follows:

                 1. DESCRIPTION OF SHARES. The Company proposes to issue and sell to the Underwriters 1,850,000 shares of its Common Stock, par value $.01 per share, and the Selling Shareholders propose to sell to the Underwriters a total of 650,000 shares of the Company's Common Stock, par value $.01 per share, as set forth on Schedule I hereto (such 2,500,000 shares of Common Stock are herein referred to as the "Firm Shares"). Solely for the purpose of covering over-allotments in the sale of the Firm Shares, the Company further propose to grant to the Underwriters the right to purchase up to an additional 375,000 Shares of Common Stock (the "Option Shares"), as provided in
Section 3 of this Agreement. The Firm Shares and the Option Shares are herein sometimes referred to as the "Shares" and are more fully described in the Prospectus hereinafter defined.

                 2. PURCHASE, SALE AND DELIVERY OF FIRM SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees and each Selling Shareholder agrees, severally and not jointly, to sell to the Underwriters, and each such Underwriter agrees, severally and not jointly, (a) to purchase from the Company and from each of the Selling Shareholders, pro rata, at a purchase price of $___ per share, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto and (b) to purchase from the Company any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to Section 3 hereof.

                 The Company and the Selling Shareholders will deliver definitive certificates for the Firm Shares at the office of A.G. Edwards & Sons, Inc., 77 Water Street, New York, New York ("Edwards' Office"), or such other place as you and the Company may mutually agree upon, for the accounts of the Underwriters against payment to the Company and the Selling Shareholders of the purchase price for the Firm Shares sold by them to the several Underwriters by wire transfer or certified or bank cashiers' check in clearing house (next day available) funds payable to the order of the Company and the Selling Shareholders, respectively, and delivered to One North Jefferson Avenue, St. Louis, Missouri 63103, or at such other place as may be agreed upon between you and the Company (the "Place of Closing"), at 10:00 a.m., St. Louis time, on _____________, 1997, or at such other time and date not later than five full business days

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97




thereafter as you and the Company may agree, such time and date of payment and delivery being herein called the "Closing Date."

                 The certificates for the Firm Shares so to be delivered will be made available to you for inspection at Edwards' Office (or such other place as you and the Company may mutually agree upon) at least one full business day prior to the Closing Date and will be in such names and denominations as you may request at least full business days prior to the Closing Date.

                 It is understood that an Underwriter, individually, may (but shall not be obligated to) make payment on behalf of the other Underwriters whose checks shall not have been received prior to the Closing Date for Shares to be purchased by such Underwriter. Any such payment by an Underwriter shall not relieve the other Underwriters of any of their obligations hereunder.

                 It is understood that the Underwriters propose to offer the Shares to the public upon the terms and conditions set forth in the Registration Statement hereinafter defined.

                 3.       PURCHASE, SALE AND DELIVERY OF THE OPTION SHARES.
The Company hereby grants options to the Underwriters to purchase from it up to 375,000 Option Shares on the same terms and conditions as the Firm Shares; provided, however, that such options may be exercised only for the purpose of covering any over-allotments which may be made by them in the sale of the Firm Shares. No Option Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

                 The options are exercisable on behalf of the several Underwriters by you, as Representatives, at any time, and from time to time, before the expiration of 30 days from the date of this Agreement, for the purchase of all or part of the Option Shares covered thereby, by notice given by you to the Company in the manner provided in Section 13 hereof, setting forth the number of Option Shares as to which the Underwriters are exercising the options, and the date of delivery of said Option Shares, which date shall not be more than five business days after such notice unless otherwise agreed to by the parties. You may terminate the options at any time, as to any unexercised portion thereof, by giving written notice to the Company to such effect.

                 You, as Representatives, shall make such allocation of the Option Shares among the Underwriters as may be required to eliminate purchases of fractional Shares.

                 Delivery of the Option Shares with respect to which the options shall have been exercised shall be made to or upon your order at Edwards' Office (or at such other place as you and the Company may mutually agree upon), against payment by you of the per share purchase price to the Company by wire transfer or certified or bank cashier's check or checks, payable in clearing house (next day available) funds. Such payment and delivery shall be made at 10:00 a.m., St. Louis time, on the date designated in the notice given by you as above provided for, unless some other date and time are agreed upon, which date and time of payment and delivery are called the "Option Closing Date." The certificates for the Option Shares so to be delivered will be made available to you for inspection at Edwards' Office at least one full business day prior to the Option Closing Date and will be in such names and denominations as you may request at least _____ full business days prior to the Option Closing Date. On the Option Closing Date, the Company shall provide the Underwriters with such representations, warranties, opinions and covenants with respect to the Option Shares as are required to be delivered on the Closing Date with respect to the Firm Shares.

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97




                 4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE SELLING SHAREHOLDERS.

                 (a) The Company represents and warrants to and agrees with each Underwriter that:

                           (i) A registration statement (Registration No. 333-_________) on Form S-1 with respect to the Shares, including a preliminary prospectus, and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company pursuant to and in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. Copies of such registration statement, including any amendments thereto, each related preliminary prospectus (meeting the requirements of Rule 430 or 430A of the Rules and Regulations) contained therein, the exhibits, financial statements and schedules have heretofore been delivered by the Company to you. If such registration statement has not become effective under the Act, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective under the Act, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will be filed promptly by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations. The term "Registration Statement" as used herein means the registration statement as amended at the time it becomes or became effective under the Act (the "Effective Date"), including financial statements and all exhibits and, if applicable, the information deemed to be included by Rule 430A of the Rules and Regulations. The term "Prospectus" as used herein means (i) the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, (ii) if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date or (iii) if a Term Sheet or Abbreviated Term Sheet (as such terms are defined in Rule 434(b) and 434(c), respectively, of the Rules and Regulations) is filed with the Commission pursuant to Rule 424(b)(7) of the Rules and Regulations, the Term Sheet or Abbreviated Term Sheet and the last Preliminary Prospectus filed with the Commission prior to the time the Registration Statement became effective, taken together. The term "Preliminary Prospectus" as used herein shall mean a preliminary prospectus as contemplated by Rule 430 or 430A of the Rules and Regulations included at any time in the Registration Statement.

                          (ii) The Commission has not issued, and is not to the knowledge of the Company threatening to issue, an order preventing or suspending the use of any Preliminary Prospectus or the Prospectus nor instituted proceedings for that purpose. Each Preliminary Prospectus at its date of issue, the Registration Statement and the Prospectus and any amendments or supplements thereto contains or will contain, as the case may be, all statements which are required to be stated therein by, and in all material respects conform or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto, as of the applicable effective date, and neither the Prospectus nor any supplement thereto contains or will contain, as the case

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97




                 may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriters specifically for use in the preparation thereof.

                          (iii) The filing of the Registration Statement and the execution and delivery of this Agreement have been duly authorized by the Board of Directors of the Company; this Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms (except to the extent the enforceability of the indemnification and contribution provisions of Section 7 hereof may be limited by public policy considerations as expressed in the Act as construed by courts of competent jurisdiction, and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity); the issue and sale of the Shares by the Company and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a violation of the Company's articles of incorporation or bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiary under, any statute, or under any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which the Company or its subsidiary is a party or by which they are bound or to which any of the properties or assets of the Company or its subsidiary is subject, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its subsidiary or their properties, except to such extent as does not materially adversely affect the business of the Company and its subsidiary taken as a whole; no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation of the transactions herein contemplated, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Act or Rules and Regulations or any state securities laws.

                          (iv) Except as described in the Prospectus, neither the Company nor its subsidiary has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree. Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiary taken as a whole have not incurred any material liabilities or material obligations, direct or contingent, other than in the ordinary course of business, or entered into any material transactions not in the ordinary course of business, and there has not been any material change in the capital stock or long-term debt of the Company and its subsidiary taken as a whole or any material adverse change in the condition (financial or

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97




                 other), net worth, business, affairs, management, prospects or results of operations of the Company and its subsidiary taken as a whole. The Company and its subsidiary have filed all necessary federal, state and foreign income and franchise tax returns and paid all taxes shown as due thereon; all tax liabilities are adequately provided for on the books of the Company and its subsidiary except to such extent as would not materially adversely affect the business of the Company and its subsidiary taken as a whole; the Company and its subsidiary have made all necessary payroll tax payments and are current and up-to-date as of the date of this Agreement; and the Company and its subsidiary have no knowledge of any tax proceeding or action pending or threatened against the Company or its subsidiary which might materially adversely affect their business or property.

                          (v)      Except as described in the Prospectus,
                 there is not now pending or, to the knowledge of the Company or the Selling Shareholders, threatened or contemplated, any action, suit or proceeding to which the Company or its subsidiary is a party before or by any court or public, regulatory or governmental agency or body which might be expected to result (individually or in the aggregate) in any material adverse change in the condition (financial or other), business or prospects of the Company and its subsidiary taken as a whole, or might be expected to materially and adversely affect (individually or in the aggregate) the properties or assets thereof; and there are no contracts or documents of the Company or its subsidiary which would be required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been filed as exhibits to the Registration Statement.

                          (vi) The Company has duly and validly authorized capital stock as described in the Prospectus; all outstanding shares of Common Stock of the Company and the Shares conform, or when issued will conform, to the description thereof in the Registration Statement and the Prospectus and have been, or, when issued and paid for will be, duly authorized, validly issued, fully paid and nonassessable; and the issuance of the Shares to be purchased from the Company hereunder is not subject to preemptive rights.

                          (vii) The Company and its subsidiary have been duly incorporated and are validly existing as corporations in good standing under the laws of the states or other jurisdictions in which they are incorporated, with full power and authority (corporate and other) to own, lease and operate their properties and conduct their businesses as described in the Registration Statement; the Company and its subsidiary are duly qualified to do business as foreign corporations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company and its subsidiary to conduct their business as described in the Registration Statement; and the outstanding shares of capital stock of the Company's subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not the subject of any agreement or understanding with any person; no options, warrants or other rights to purchase, agreement or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the subsidiary are

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97




                 outstanding.

                 [(viii) Arthur Andersen LLP, the accounting firm which has certified the financial statements filed with the Commission as a part of the Registration Statement, is an independent public accounting firm within the meaning of the Act and the Rules and Regulations.]

                          (ix) The financial statements and schedules of the Company, including the notes thereto, filed with and as a part of the Registration Statement, are accurate in all material respects and present fairly the consolidated financial position of the Company as of the respective dates thereof and the consolidated results of operations and statements of cash flow for the respective periods covered thereby, all in conformity with generally accepted accounting principles except as otherwise disclosed in the Prospectus. The selected financial data included in the Registration Statement and Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements in the Registration Statement and Prospectus.

                          (x) Neither the Company nor its subsidiary is in default with respect to any contract or agreement to which it is a party; provided that this representation shall not apply to defaults which in the aggregate are not materially adverse to the condition, financial or other, or the business or prospects of the Company and its subsidiary taken as a whole.

                          (xi) Neither the Company nor its subsidiary is in violation of any other laws, ordinances or governmental rules or regulations to which it is subject, and neither the Company nor its subsidiary has failed to obtain any other license, permit, franchise, easement, consent, or other governmental authorization necessary to the ownership, leasing and operation of its properties or to the conduct of its business, which violation or failure would materially adversely affect the business, operations, affairs, properties, prospects, profits or condition (financial or other) of the Company and its subsidiary taken as a whole. Neither the Company nor its subsidiary has, at any time during the past five years, (A) made any unlawful contributions to any candidate for any political office, or failed fully to disclose any contribution in violation of law, or (B) made any payment to any state, federal or foreign government official, or other person charged with similar public or quasi-public duty (other than payment required or permitted by applicable law).

                          (xii) Except as described in the Prospectus, the Company and its subsidiary own or possess, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor its subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the conduct of the business, operations, financial condition or income of the Company and its subsidiary taken as a whole.

                          (xiii) The Company and its subsidiary have good and marketable title to all property owned by them, free and clear of all liens, encumbrances, restrictions and defects except such as are described in the Registration Statement

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97




                 or do not interfere with the use made and proposed to be made of such property; and any property held under lease or sublease by the Company or its subsidiary is held under valid, subsisting and enforceable leases or subleases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiary, and neither the Company nor its subsidiary has any notice or knowledge of any material claim of any sort which has been, or may be, asserted by anyone adverse to the Company's or subsidiary's rights as lessee or sublessee under any lease or sublease described above, or affecting or questioning the Company's or its subsidiary's rights to the continued possession of the leased or subleased premises under any such lease or sublease in conflict with the terms thereof.

                          (xiv)    Except as described in the Prospectus,
                 there is no factual basis for any action, suit or other proceeding involving the Company or its subsidiary or any of their material assets for any failure of the Company or its subsidiary, or any predecessor thereof, to comply with any requirements of federal, state or local regulation relating to air, water, solid waste management, hazardous or toxic substances, or the protection of health or the environment. Except as described in the Prospectus, none of the property owned or leased by the Company or its subsidiary is, to the best knowledge of the Company, contaminated with any waste or hazardous substances, and neither the Company nor its subsidiary may be deemed an "owner or operator" of a "facility" or "vessel" which owns, possesses, transports, generates or disposes of a "hazardous substance" as those terms are defined in Section 9601 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq.

                          (xv) No labor disturbance exists with the employees of the Company or its subsidiary or is imminent which would have a material adverse effect on the Company and its subsidiary taken as a whole.

                          (xvi) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Company's Common Stock, and the Company is not aware of any such action taken or to be taken by affiliates of the Company.

                          (xvii) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (b) Each Selling Shareholder severally represents and warrants to and agrees with each Underwriter and the Company that:

                          (i) All authorizations and consents necessary for the execution and delivery by it of this Agreement and the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder have been given and are in full force and effect on the date hereof and will be in full force and effect on the Closing Date (and, if applicable, the Option Closing Date).

                          (ii) Such Selling Shareholder has, and on the Closing Date (and, if applicable, the Option Closing Date) will have good and valid title to the Shares to be sold by such Selling Shareholder, free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests whatsoever, and will have, full right, power and authority to enter into this Agreement and to sell, assign,

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97




                 transfer and deliver the Shares to be sold by such Selling Shareholder hereunder.

                          (iii) Upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire valid and unencumbered title to such Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests whatsoever.

                          (iv)     The consummation by such Selling
                 Shareholder of the transactions contemplated herein and the fulfillment by such Selling Shareholder of the terms hereof will not result in a violation or breach of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement or other agreement or instrument to which such Selling Shareholder is a party, or of any order, rule or regulation applicable to such Selling Shareholder of any court or of any regulatory body of an administrative agency or other governmental body having jurisdiction.

                          (v) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which might be reasonably expected to cause or result in stabilization or manipulation of the price of the Company's Common Stock, and such Selling Shareholder is not aware of any such action taken or to be taken by affiliates of such Selling Shareholder.

                          (vi) When the Registration Statement becomes effective and at all times subsequent thereto, such information in the Registration Statement and Prospectus and any amendments or supplements thereto as specifically refers to such Selling Shareholder will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                          (vii)    Certificates in negotiable form
                 representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in the custody of __________________ (the "Custodian") under a Custody Agreement (the "Custody Agreement"), duly executed and delivered by such Selling Shareholder, with the Custodians having the authority to deliver the Shares to be sold by such Selling Shareholder hereunder, and that such Selling Shareholder has duly executed and delivered a Power of Attorney (the "Power of Attorney") appointing ______________ and _____________ as such Selling
                 Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with the Attorneys-in-Fact having authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2, to authorize the delivery of the Shares to be sold by it hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and such Custody Agreement.

                          (viii) The Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Custodians under the Custody Agreement and of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable.

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97




                          (ix) The obligations of such Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or by the occurrence of any other event, and if any Selling Shareholder should die or become incapacitated, or if any other such event should occur before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of each Selling Shareholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Custodians pursuant to the Custody Agreement or by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodians or Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity or other event.

                          (x) Such Selling Shareholder is not prompted to sell shares of Common Stock by any information concerning the Company or its subsidiary which is not included in the Registration Statement.

                 (c) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholders as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Shareholders to each Underwriter as to the matters covered thereby.

                 5. ADDITIONAL COVENANTS. The Company and, where expressly indicated, the Selling Shareholders, covenant and agree with the several Underwriters that:

                 (a) If the Registration Statement is not effective under the Act, the Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible, and it will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement has become effective. The Company (i) will prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations, if required, a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations or otherwise or a Term Sheet or Abbreviated Term Sheet, as applicable; (ii) will not file any amendment to the Registration Statement or supplement to the Prospectus of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and (iii) will promptly notify you after it shall have received notice thereof of the time when any amendment to the Registration Statement becomes effective or when any supplement to the Prospectus has been filed.

                 (b) The Company will advise the Underwriters promptly, after it shall receive notice or obtain knowledge thereof, of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution or threatening of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

                 (c) The Company will cooperate with the Underwriters and their counsel in

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97




endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as they may have designated and will make such applications, file such documents, and furnish such information as may be necessary for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent or to subject itself to taxation as doing business in any jurisdiction where it is not now so taxed. The Company will, from time to time, file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Underwriters may reasonably request.

                 (d) The Company will deliver to, or upon the order of, the Underwriters, without charge from time to time, as many copies of any Preliminary Prospectus as they may reasonably request. The Company will deliver to, or upon the order of, the Underwriters without charge as many copies of the Prospectus, or as it thereafter may be amended or supplemented, as they may from time to time reasonably request. The Company consents to the use of such Prospectus by the Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for such other purposes and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with the offering or sale of the Shares. The Company will deliver to the Underwriters at or before the Closing Date two signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriters such number of copies of the Registration Statement, without exhibits, and of all amendments thereto, as they may reasonably request.

                 (e) If, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in your judgment or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

                 (f) The Company will make generally available to its shareholders and will file as an exhibit in a report pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise the Underwriters in writing when such statement has been so made available.

                 (g) The Company will, for a period of five years from the Closing Date, deliver to the Underwriters at their principal executive offices a reasonable number of copies of annual reports, quarterly reports, current reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the 1934 Act. The Company will deliver to the

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97




Underwriters similar reports with respect to any significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements. Any report, document or other information required to be furnished under this paragraph (g) shall be furnished as soon as practicable after such report, document or information becomes available.

                 (h) The Company will apply the proceeds from the sale of the Shares as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of
Item 504 of Regulation S-K.

                 (i) The Company will supply you with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Act.

                 (j) Prior to the Closing Date (and, if applicable, the Option Closing Date), the Company will furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

                 (k) Prior to the Closing Date (and, if applicable, the Option Closing Date), neither the Company nor any Selling Shareholder will issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company or its subsidiary, the financial condition, results of operations, business, properties, assets or liabilities of the Company or its subsidiary, or the offering of the Shares, without your prior written consent.

                 (l) The Company will use its best efforts to obtain approval for, and maintain the quotation of the Shares on, the National Association of Securities Dealers, Inc. Automated Quotation/National Market System (the "Nasdaq/NMS").

                 (m) For a period of 180 days from the Effective Date, the Company will not, and will use its best efforts to cause its directors and officers to not, directly or indirectly sell, contract to sell or otherwise dispose of any shares of the Company's Common Stock, any securities exchangeable for Common Stock or any other rights to acquire such shares without your prior written consent, except for the Shares sold hereunder and except for sales of shares of Common Stock to the Company's employees pursuant to the exercise of options under the Company's stock option plan.

                 (n) For a period of 180 days from the Effective Date, the Selling Shareholders will not directly or indirectly sell, contract to sell or otherwise dispose of any shares of the Company's Common Stock or rights to acquire such shares without your prior written consent, except for the Shares sold hereunder.

                 (o) The Company and its subsidiary will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that (1) transactions are executed in accordance with management's authorization, (2) transactions are recorded as necessary to permit the preparation of the Company's financial statements and to maintain accountability for the assets of the Company and its subsidiaries, (3) access to the assets of the Company and its subsidiary is permitted only in accordance with management's authorization, and (4) the recorded accounts of the assets of the Company and its subsidiary are compared with existing assets at reasonable intervals.

                 6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Shares, as provided

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97




herein, shall be subject to the accuracy in all material respects, as of the date hereof and as of the Closing Date (and, if applicable, the Option Closing
Date), of the representations and warranties of the Company and the Selling Shareholders contained herein, to the performance in all material respects by the Company and the Selling Shareholders of their covenants and obligations hereunder, and to the following additional conditions:

                 (a) All filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened or contemplated by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters.

                 (b) No Underwriter shall have disclosed in writing to the Company on or prior to the Closing Date (and, if applicable, the Option Closing
Date), that the Registration Statement or Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (c) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received the opinion of Gibson, Dunn & Crutcher LLP ("Gibson Dunn"), counsel for the Company, addressed to you and dated the Closing Date (and, if applicable, the Option Closing Date), to the effect that:


                          (i) The Company and its subsidiary have been duly incorporated and are validly existing as corporations in good standing under the laws of the states or other jurisdictions in which they are incorporated, with full power and authority (corporate and other) to own, lease and operate their properties and conduct their business as described in the Registration Statement; the Company and its subsidiary are duly qualified to do business as foreign corporations in good standing in each state or other jurisdiction in which their ownership or leasing of property or conduct of business legally requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company and its subsidiary to conduct their business as described in the Registration Statement; and the outstanding shares of capital stock of the Company's subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, to the knowledge of such counsel after due inquiry, are owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, charge or adverse claim and are not the subject of any agreement or understanding with any person; no options, warrants or other rights to purchase, agreement or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the subsidiary are outstanding.

                          (ii)       The Company has duly and validly
                 authorized capital stock as set forth under the heading "Capitalization" in the Prospectus; all outstanding shares of Common Stock of the Company and the Shares conform to the description thereof in the Prospectus under the heading "Description of Capital Stock", and the outstanding shares

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97


                 of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable; the Shares to be sold by the Company have been duly authorized and, when delivered and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable, and the shareholders of the Company have no preemptive rights with respect to the Shares.

                          (iii) Such counsel has been advised by the staff of the Commission that the Registration Statement has become effective under the Act and, to the knowledge of such counsel after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

                          (iv) The Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue date, comply as to form and appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations (except that such counsel need express no opinion as to the financial statements or other financial data).

                          (v) The descriptions in the Registration Statement and Prospectus of contracts and other documents filed as exhibits to the Registration Statement are accurate in all material respects; all other material agreements between the Company and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company.

                          (vi) No authorization, approval, consent, order, registration or qualification of or with any court or governmental body, authority or agency is required with respect to the Company in connection with the transactions contemplated by this Agreement, except such as may be required under the Act or the Rules and Regulations or as may be required by the NASD or under state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

                          (vii) The filing of the Registration Statement has been duly authorized by the Board of Directors of the Company. This Agreement has been duly authorized, executed and delivered by the Company. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a violation of the Company's articles of incorporation or bylaws or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company and its subsidiary under, any statute, or under any indenture, mortgage, deed of trust, note, loan agreement, sale and leaseback arrangement, or any other agreement or instrument known to such counsel after due inquiry to which the Company or its subsidiary is a party or by which they are bound or to which any of the properties or assets of the Company or its subsidiary are subject, or any order, rule or regulation known to such counsel after due inquiry of any court or governmental agency or body having jurisdiction over the Company or its subsidiary or their properties, except, in the case of any such violation, breach, default, creation or imposition, to such extent as does not materially adversely affect the business of the Company and its subsidiary taken as a whole.

                          (viii)     To the knowledge of such counsel after due

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97


                 inquiry, (A) there are no material (individually, or in the aggregate) legal, governmental or regulatory proceedings pending or threatened to which the Company or its subsidiary is a party or of which the business or properties of the Company or its subsidiary is the subject which are not disclosed in the Registration Statement and Prospectus; (B) there are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which are not described or filed as required; and (C) there are no statutes or regulations required to be described in the Registration Statement or Prospectus which are not described as required.

                          (ix) To the knowledge of such counsel after due inquiry, the Company and its subsidiary hold all licenses, certificates, permits and approvals from all state, federal and other regulatory authorities, and have satisfied in all material respects the requirements imposed by regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, that are required for the Company and its subsidiary lawfully to own, lease and operate its properties and conduct its business as described in the Prospectus, and, to the knowledge of such counsel after due inquiry, each of the Company and its subsidiary is conducting its business in compliance in all material respects with all of the laws, rules and regulations of each jurisdiction in which it conducts its business.

                          (x) The statements made in the Registration Statement under the captions "Dividend Policy", "Capitalization", "Description of Capital Stock", and "Certain Charter and Bylaw Provisions", to the extent that they constitute summaries of documents referred to therein or matters of law or legal conclusions, have been reviewed by such counsel and are accurate summaries and fairly present the information disclosed therein.

                          (xi) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 Such counsel shall confirm that in the course of its duties in connection with the preparation of the Registration Statement and Prospectus, nothing came to such counsel's attention that would lead them to believe that either the Registration Statement or Prospectus or any amendment or supplement thereto (other than the financial statements or other financial data as to which such counsel need express no opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In rendering the foregoing opinion, such counsel may rely, provided that the opinion shall state that you and they are entitled to so rely, (1) as to matters involving laws of any jurisdiction other than the Commonwealth of Virginia, the General Corporation Law of the State of Delaware or the United States, upon opinions addressed to the Underwriters of other counsel satisfactory to them and Hale and Dorr LLP ("Hale and Dorr"), counsel to the Underwriters, and (2) as to all matters of fact, upon certificates and written statements of the executive officers of, and accountants for, the Company.

                 (d) On the Closing Date (and, if applicable, the Option Closing Date), you shall have received the opinion of Gibson, Dunn & Crutcher LLP, counsel to the Selling Shareholders, addressed to you and dated the Closing Date (and, if applicable, the Option Closing Date),

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97


to the effect that:

                          (i)        Each Selling Shareholder has duly
                 authorized, executed and delivered the Custody Agreement and Power of Attorney, appointing __________________ as such Selling Shareholder's Custodian with authority to take custody of and deliver (a) the Shares as represented by certificates on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and (b) the Custody Agreement, and appointing __________________ and _____________ as such Selling Shareholder's attorneys-in-fact with authority to execute and deliver this Agreement on behalf of such Selling Shareholder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Power of Attorney.

                          (ii) This Agreement has been duly authorized, executed and delivered on behalf of the Selling Shareholders, and is a valid and legally binding obligation of the Selling Shareholders enforceable in accordance with its terms (except to the extent the enforceability of the indemnification provisions of Section 7 hereof may be limited by public policy considerations as expressed in the Act and as construed by courts of competent jurisdiction and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally).

                          (iii) Each Selling Shareholder has full legal right, power and authority, and any approval required by law (other than as required by the Act, the NASD and state securities and Blue Sky Laws) to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder.

                          (iv) No consent, approval, authorization or order of any court, or governmental agency or body is required for consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by each Selling Shareholder hereunder except such as may be required under the Act or the Rules and Regulations or as may be required by the NASD or under state securities laws.

                          (v) Each Selling Shareholder has good and valid title to the Shares being sold by such Selling Shareholder hereunder, free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests, and has transferred to the Underwriters good and valid title to the Shares being sold by such Selling Shareholder on the Closing Date (and, if applicable, the Option Closing Date), free and clear of all liens, mortgages, pledges, encumbrances, claims, equities and security interests whatsoever.

                 In rendering the foregoing opinion, such counsel may rely, provided that the opinion shall state that you and they are entitled to so rely, (1) as to matters involving laws of any jurisdiction other than the Commonwealth of Virginia or the United States, upon opinions addressed to the Underwriters of other counsel satisfactory to them and to Hale and Dorr, and
(2) as to all matters of fact, upon certificates and written statements of the Selling Shareholders.

                 (e) You shall have received on the Closing Date (and, if applicable, the Option Closing Date), from Hale and Dorr, counsel to the Underwriters, such opinion or opinions, dated the Closing Date (and, if applicable, the Option Closing Date) with respect to the incorporation of the Company, the validity of the Shares, the Registration Statement, the Prospectus and other related matters

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97


as you may reasonably require; the Company and Selling Shareholders shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

                 (f) You shall have received at or prior to the Closing Date from Hale and Dorr a memorandum or memoranda, in form and substance satisfactory to you, with respect to the qualification for offering and sale by the Underwriters of the Shares under state securities or Blue Sky laws of such jurisdictions as the Underwriters may have designated to the Company.

                 (g) On the business day immediately preceding the date of this Agreement and on the Closing Date (and, if applicable, the Option Closing
Date), you shall have received from Arthur Andersen LLP, a letter or letters, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to you, confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the published Rules and Regulations, and the answer to Item 509 of Regulation S-K set forth in the Registration Statement is correct insofar as it relates to them, and stating to the effect set forth in Schedule III hereto.

                 (h) Except as contemplated in the Prospectus, (i) neither the Company nor its subsidiary shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor its subsidiary shall have incurred any liability or obligation, direct or contingent, or entered into transactions, and there shall not have been any change in the capital stock or long-term debt of the Company and its subsidiaries or any change in the condition (financial or other), net worth, business, affairs, management, prospects or results of operations of the Company or its subsidiary, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material or adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Closing Date (and, if applicable, the Option Closing Date) on the terms and in the manner contemplated in the Prospectus.

                 (i)      There shall not have occurred any of the following:
(i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the establishing on such exchanges by the Commission or by such exchanges of minimum or maximum prices which are not in force and effect on the date hereof; (ii) a general moratorium on commercial banking activities declared by either federal or state authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; (iv) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iv) makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; or (v) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule, or order of any court or other

                                                             HALE AND DORR
                                                             DRAFT
                                                             5/3/97


governmental authority, or the taking of any action by any federal, state or local government or agency in respect of fiscal or monetary affairs, if the effect of any such event specified in this clause (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus.

                 (j) You shall have received certificates, dated the Closing Date (and, if applicable, the Option Closing Date) and signed by the President and the Chief Financial Officer of the Company stating that (i) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date, contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and, that (ii) all representations and warranties made herein by the Company are true and correct in all material respects at such Closing Date, with the same effect as if made on and as of such Closing Date, and all agreements herein to be performed by the Company on or prior to such Closing Date have been duly performed in all material respects.

                 (k) The Company and each of the Selling Shareholders shall not have failed, refused, or been unable, at or prior to the Closing Date (and, if applicable, the Option Closing Date) to have performed in all material respects any agreement on their part to be performed or any of the conditions herein contained and required to be performed or satisfied by them at or prior to such Closing Date.

                 (l) The Company and the Selling Shareholders shall have furnished to you at the Closing Date (and, if applicable, the Option Closing
Date) such other certificates as you may have reasonably requested as to the accuracy, on and as of such Closing Date, of the representations and warranties of the Company and the Selling Shareholders herein and as to the performance by the Company and the Selling Shareholders of their obligations hereunder.

                 (m) The Shares shall have been approved for trading upon official notice of issuance on the Nasdaq/NMS.

                 All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to Hale and Dorr, counsel for the several Underwriters. The Company and Selling Shareholders will furnish you with such conformed copies of such opinions, certificates, letters and documents as you may request.

                 If any of the conditions specified above in this Section 6 shall not have been satisfied at or prior to the Closing Date (and, if applicable, the Option Closing Date) or waived by you in writing, this Agreement may be terminated by you on notice to the Company and the Selling Shareholders.

                 7. INDEMNIFICATION. (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any blue sky application or other

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97


document executed by the Company or based on any information furnished in writing by the Company, filed in any jurisdiction in order to qualify any or all of the Shares under the securities laws thereof ("Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by you or by any Underwriter through you, specifically for use in the preparation thereof; and provided, further, that if any Preliminary Prospectus or the Prospectus contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a revised Preliminary Prospectus or in the Prospectus or in an amended or supplemented Prospectus, the Company shall not be liable to any Underwriter or controlling person under this subsection (a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, such revised Preliminary Prospectus or Prospectus or amended or supplemented Prospectus. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

                 (b) Each Selling Shareholder will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky Application or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, or any Blue Sky Application, in reliance upon and in conformity with written information furnished to the Company or any Underwriter by such Selling Shareholder specifically for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity contained in this subsection (b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) in respect of any action or claim asserted by a

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97


person who purchased any Shares from such Underwriter, if, within the time required by the Act such person was not sent or given a copy of the Prospectus, as then amended or supplemented. This indemnity agreement shall be in addition to any liabilities which the Selling Shareholders may otherwise have.

                 (c) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and, each person, if any, who controls the Company within the meaning of the Act, and each Selling Shareholder, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person or any such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendment or supplement thereto, or any Blue Sky Application or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such Preliminary Prospectus or the Prospectus, such amendment or supplement, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any such Underwriter specifically for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person or any such Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement shall be in addition to any liabilities which the Underwriters may otherwise have.

                 (d) Any party which proposes to assert the right to be indemnified under this Section 7 shall, within ten days after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under this Section 7, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel in a written opinion that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97


the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in any of which events such fees and expenses to the extent applicable shall be borne by the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. Each indemnified party, as a condition of such indemnity, shall cooperate in good faith with the indemnifying party in the defense of any such action or claim.

                 (e) If the indemnification provided for in this Section 7 is for any reason, other than pursuant to the terms thereof, judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) to be unavailable to an indemnified party under subsections
(a), (b) or (c) above in respect of any losses, claims, damages or liabilities

(or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholders and the Underwriters from the offering of the Shares, provided, however, that for each of the Selling Shareholders, such benefit shall include the amount paid, if any, to each such Selling Shareholder from the proceeds from the offering (the "S Corporation Distribution"). If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Company, the Selling Shareholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as other relevant equitable considerations. The relative benefits received by, as applicable, the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus, provided, however, that for each Selling Shareholder, such proportion of the proceeds shall include the amount, if any, paid to each such Selling Shareholder from the S Corporation Distribution. The relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97


investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Company and the Selling Shareholders contained in Sections 7 and 11 herein or in certificates delivered pursuant hereto, and the agreements of the Underwriters contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Underwriter or any controlling person, the Company or any of its officers, directors or any controlling persons, or the Selling Shareholders, and shall survive delivery of the Shares to the Underwriters hereunder.

                 9. SUBSTITUTION OF UNDERWRITERS. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any persons substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

                 (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters made by you or the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of Shares which remains unpurchased does not exceed one tenth of the total Shares to be sold on the Closing Date, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 (c) If, after giving effect to any arrangements for the purchase of the

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97


Shares of a defaulting Underwriter or Underwriters made by you or the Company and the Selling Shareholders as provided in subsection (a) above, the number of Shares which remains unpurchased exceeds one tenth of the total Shares to be sold on the Closing Date, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require the non-defaulting Underwriters to purchase Shares of the defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company and the Selling Shareholders except for the expenses to be borne by the Company and the Underwriters as provided in Section 11 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                 10. EFFECTIVE DATE AND TERMINATION. (a) This Agreement shall become effective at 1:00 p.m., St. Louis time, on the first business day following the effective date of the Registration Statement, or at such earlier time after the effective date of the Registration Statement as you in your discretion shall first release the Shares for offering to the public; provided, however, that the provisions of Section 7 and 11 shall at all times be effective. For the purposes of this Section 10(a), the Shares shall be deemed to have been released to the public upon release by you of the publication of a newspaper advertisement relating to the Shares or upon release of telegrams, facsimile transmissions or letters offering the Shares for sale to securities dealers, whichever shall first occur.

                 (b) This Agreement may be terminated by you at any time before it becomes effective in accordance with Section 10(a) by notice to the Company and the Selling Shareholders; provided, however, that the provisions of this Section 10 and of Section 7 and Section 11 hereof shall at all times be effective. In the event of any termination of this Agreement pursuant to
Section 9 or this Section 10(b) hereof, the Company and the Selling Shareholders shall not then be under any liability to any Underwriter except as provided in Section 7 or Section 11 hereof.

                 (c) This Agreement may be terminated by you at any time at or prior to the Closing Date by notice to the Company and the Selling Shareholders if any condition specified in Section 6 hereof shall not have been satisfied on or prior to the Closing Date. Any such termination shall be without liability of any party to any other party except as provided in Sections 7 and 11 hereof.

                 (d) This Agreement also may be terminated by you, by notice to the Company and the Selling Shareholders, as to any obligation of the Underwriters to purchase the Option Shares, if any condition specified in
Section 6 hereof shall not have been satisfied at or prior to the Option Closing Date or as provided in Section 9 of this Agreement.

                 If you terminate this Agreement as provided in Sections 10(b), 10(c) or 10(d), you shall notify the Company and the Selling Shareholders by telephone or telegram, confirmed by letter.

                 11. COSTS AND EXPENSES. The Company and the Selling Shareholders will bear and pay the costs and expenses incident to the registration of the Shares and public offering thereof, including, without limitation, (a) the fees and expenses of the Company's accountants and the fees and expenses of counsel for the Company, (b) the preparation, printing, filing, delivery and shipping of the Registration Statement, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto (except as otherwise expressly provided in Section 5(d) hereof) and the printing, delivery and shipping of this Agreement, the Agreement

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97


Among Underwriters, the Selected Dealer Agreement, Underwriters' Questionnaires and Powers of Attorney and Blue Sky Memoranda, (c) the furnishing of copies of such documents (except as otherwise expressly provided in Section 5(d) hereof) to the Underwriters, (d) the registration or qualification of the Shares for offering and sale under the securities laws of the various states, including the reasonable fees and disbursements of Underwriters' counsel relating to such registration or qualification, (e) the fees payable to the NASD and the Commission in connection with their review of the proposed offering of the Shares, (f) all printing and engraving costs related to preparation of the certificates for the Shares, including transfer agent and registrar fees, (g) all initial transfer taxes, if any, (h) all fees and expenses relating to the authorization of the Shares for trading on Nasdaq/NMS, (i) all travel expenses, including air fare and accommodation expenses, of representatives of the Company in connection with the offering of the Shares and (j) all of the other costs and expenses incident to the performance by the Company of the registration and offering of the Shares; provided, however, that the Underwriters will bear and pay the fees and expenses of the Underwriters' counsel (other than fees and disbursements relating to the registration or qualification of the Shares for offering and sale under the securities laws of the various states), the Underwriters' out-of-pocket expenses, and any advertising costs and expenses incurred by the Underwriters incident to the public offering of the Shares; and provided, further, that the Selling Shareholders will bear and pay the fees and expenses of the Selling Shareholders' counsel.

                 If this Agreement is terminated by you in accordance with the provisions of Section 10(c), the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel to the Underwriters.

                 12. DEFAULT OF SELLING SHAREHOLDERS. Failure or refusal by any of the Selling Shareholders to sell and deliver on the Closing Date the Shares agreed to be sold and delivered by such Selling Shareholder shall in no manner relieve the other Selling Shareholders or the Company of their respective obligations under this Agreement. If any Selling Shareholder should fail or refuse to sell and deliver his Shares, the remaining Selling Shareholders shall have the right hereby granted to increase, pro rata or otherwise, the number of Shares to be sold by them hereunder to the total number of Shares to be sold by all Selling Shareholders as set forth in
Schedule I. If the remaining Selling Shareholders do not fully exercise the right to increase the number of Shares to be sold by them, the Underwriters, at your option, will have the right to elect to purchase or not to purchase the Shares to be sold by the Company and the remaining Selling Shareholders. In the event the Underwriters purchase the Shares of the Company and such other Selling Shareholders pursuant to this Section 12, the Closing Date shall be postponed for a period of not more than seven days in order that the Registration Statement and Prospectus or other documents may be amended or supplemented if and to the extent necessary under the provisions of the Act and the Rules and Regulations or under the securities laws of any jurisdiction. If the Underwriters determine not to purchase the Shares of the Company and the other Selling Shareholders, if any, this Agreement shall terminate and neither the Company nor the Underwriters nor any other Selling Shareholder shall be under any obligation under this Agreement except as provided in Section 7 hereof and except for the obligation of the Company to pay for such expenses as are set forth in Section 11 hereof. Nothing herein shall relieve a defaulting Selling Shareholder from liability for his default or from liability under
Section 7 hereof or for expenses imposed by this Agreement upon such Selling Shareholder.

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97


                 13. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Underwriters shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed c/o A.G. Edwards & Sons, Inc. at One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Syndicate, facsimile number (314) 289-7387, or if sent to the Company shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to the Company at 10089 Lee Jackson Highway, Fairfax, Virginia 22030, Attention:
George A. Robinson, facsimile number (703) 934-8807, or if sent to any Selling Shareholder shall be mailed, delivered, sent by facsimile transmission or telegraphed and confirmed to such Selling Shareholder, c/o the Attorney-in-Fact at _______________. Notice to any Underwriter pursuant to Section 7 shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to such Underwriter's address as it appears in the Underwriters' Questionnaire furnished in connection with the offering of the Shares or as otherwise furnished to the Company and the Selling Shareholder.

                 14. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Selling Shareholders, and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, corporation or other entity, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 7, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person, corporation or other entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

                 In all dealings with the Company and the Selling Shareholders under this Agreement you shall act on behalf of each of the several Underwriters, the Company, and the Selling Shareholders shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by you on behalf of the Underwriters, as if the same shall have been made or given in writing by the Underwriters.

                 15. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                 16. PRONOUNS. Whenever a pronoun of any gender or number is used herein, it shall, where appropriate, be deemed to include any other gender and number.

                 17. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Missouri.

                                                                 HALE AND DORR
                                                                 DRAFT
                                                                 5/3/97


                 If the foregoing is in accordance with your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, each of the Selling Shareholders and the Underwriters.



                                -----------------------------------



                                By:
                                   --------------------------------
                                Title:
                                      -----------------------------




                                Selling Shareholders Named in
                                Schedule I Hereto


                                By:
                                   --------------------------------
                                   Attorney-in-Fact

Accepted in St. Louis,
Missouri as of the date
first above written, on
behalf of ourselves and each
of the several Underwriters
named in Schedule II hereto.

A.G. EDWARDS & SONS, INC.



By:
   ----------------------------
Title:
      -------------------------

                                   SCHEDULE I


                                             Number of
Selling Shareholders                        Firm Shares
--------------------                        -----------

George A. and Barbara Robinson
Charles G. and Helen Martinache
Thomas A. and Margaret M. Costello
William and Diane Hoffman
Terrence E. and Diane M. Hileman, Jr.
Alvin L. Franson
Sharon K. Angelone
                                             -------
Total                                        650,000

                                  SCHEDULE II



Name                                         Number of Shares
----                                         ----------------
A.G. Edwards & Sons, Inc. ..............
Ferris, Baker Watts, Incorporated ......





                                                 ---------
Total ...................................        2,500,000

                                  SCHEDULE III



                 Pursuant to Section 6(g) of the Underwriting Agreement, Arthur Andersen LLP shall furnish letters to the Underwriters to the effect that:

                          (i)     They are independent certified public
accountants with respect to the Company and its subsidiary within the meaning of the Act and the applicable Rules and Regulations thereunder.

                          (ii)    In their opinion, the financial statements
and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable Rules and Regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives of the Underwriters (the "Representatives").

                          (iii)   On the basis of limited procedures, not
constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, performing the procedures specified by the AICPA for a review of interim financial information as discussed in SAS No. 71, Interim Financial Information, on the latest available interim financial statements of the Company and its subsidiary, inspection of the minute books of the Company and its subsidiary since the date of the latest audited financial statements included in the

Prospectus, inquiries of officials of the Company and its subsidiary responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A) any material modifications should be made to the unaudited statements of consolidated income, statements of consolidated financial position and statements of consolidated cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles, or the unaudited statements of consolidated income, statements of consolidated financial position and statements of consolidated cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations thereunder.

                                  (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus.

                          (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause
                 (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus.

                                  (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

                          (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated working capital, net current assets or net assets or other items specified by the Representative, or any changes in any items specified by the Representative, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                                  (F)      for the period from the date of the
                          latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or any other changes in any other items specified by the Representative, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representative, except in each case for changes, decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                          (iv)    In addition to the audit referred to in their
report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiary for the periods covered by their reports and any interim or other periods since the latest period covered by their reports, which appear in the Prospectus, or in
Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representative, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.